SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2002

Commission file number 0-24128

BIO-PLEXUS, INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE	06-1211921

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

129 RESERVOIR ROAD, VERNON, CONNECTICUT 06066

(Address of principal executive offices, including zip code)

(860) 870-6112

(Registrant’s telephone number, including area code)

THE DISCUSSIONS SET FORTH BELOW CONTAIN CERTAIN STATEMENTS WHICH ARE NOT HISTORICAL FACTS AND ARE CONSIDERED FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. FORWARD LOOKING STATEMENTS ARE IDENTIFIED BY THE USE OF SUCH TERMINOLOGY AS “BELIEVES,” “EXPECTS,” “MAY,” “SHOULD,” “ANTICIPATES,” “PLANS,” “ESTIMATES,” AND “INTENDS,” OR DERIVATIONS OR NEGATIVES THEREOF OR COMPARABLE TERMINOLOGY. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. THESE RISKS AND UNCERTAINTIES INCLUDE THE ABILITY OF BIO-PLEXUS (THE “COMPANY”) TO OBTAIN THE ADDITIONAL FINANCING IT NEEDS TO FUND ITS OPERATIONS IN THE LATTER HALF OF 2002; THE EFFECT ON SUPPLIERS, CUSTOMERS, EMPLOYEES, AND OTHERS BECAUSE OF THE COMPANY’S RECEIPT OF A GOING CONCERN OPINION FROM ITS AUDITORS; THE EXTENT OF ACCEPTANCE OF THE COMPANY’S PRODUCTS BY HEALTHCARE PROFESSIONALS; THE COMPANY’S ABILITY TO PROTECT ITS PROPRIETARY TECHNOLOGY; AVAILABILITY OF QUALIFIED PERSONNEL; CHANGES IN, OR FAILURE TO COMPLY WITH GOVERNMENT REGULATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS; RELIANCE ON CERTAIN CRITICAL SUPPLIERS; AND CERTAIN OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY’S OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS, OR DISCUSSED IN THE COMPANY’S PRESS RELEASES. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE UPON ANY SUCH FORWARD-LOOKING STATEMENT.

Item 1. Changes in Control of Registrant.

The information in this section is based, in part, upon the Schedule 13D filed on June 3, 2002 with the Securities and Exchange Commission on behalf of ComVest Venture Partners, L.P., a limited partnership organized under the laws of Delaware (“ComVest”), ComVest Management, LLC, a limited liability company organized under the laws of Delaware (“ComVest Management”), RMC Capital, LLC, a limited liability company organized under the laws of Georgia, Michael S. Falk (“Falk”) and Robert Priddy (“Priddy”). ComVest, ComVest Management, RMC, Falk and Priddy are referred to as the “Reporting Persons.”

ComVest Management is the general partner of ComVest, and ComVest Management is wholly-owned by Commonwealth Associates Management Company, Inc., a corporation organized under the laws of New York (“CAMC”). The managers of ComVest Management are Travis L. Provow, Falk and Keith Rosenbloom (“Rosenbloom”). Priddy, Rosenbloom and Harold Blue are directors, and Falk is Chairman, of CAMC. Mr. Falk is also the principal stockholder of CAMC. The sole officer of CAMC is Joseph Wynne, Chief Financial Officer. The managers of RMC (the “RMC Managers”) are Priddy, Kikie Priddy, Sharon Acks and Michael Acks. Mr. Priddy is also the Chairman and principal member of RMC.

Pursuant to an agreement, dated as of May 24, 2002 (the “ComVest Purchase Agreement”), Appaloosa Management L.P. (the “Manager”), on behalf of Appaloosa Investment Limited Partnership I (“AILP”) and Palomino Fund Ltd (“Palomino”), for which it acts as investment adviser, sold an aggregate of 9,840,285 shares (4,929,717 from AILP and 4,910,568 from Palomino) of Common Stock (the “Shares”) and warrants to purchase 1,314,060 shares (700,394 from AILP and 613,666 from Palomino) of Common Stock having an exercise price of $2.283 (the “Warrants,” and collectively with the Shares, the “Securities”) for an aggregate purchase price of $5,000,000, a portion of which were acquired by the Reporting Persons. ComVest, Priddy and RMC purchased 4,172,281, 1,312,038 and 1,312,038 shares of Common Stock, respectively of the Shares, and 557,161, 175,208, and 175,208 Warrants to purchase shares of Common Stock. ComVest, Priddy and RMC paid $2,120,000, $666,667, and $666,667, respectively for the Securities. The sources of the funds for the purchases by ComVest and RMC were the respective working capital of such entities, and the source of the funds for the purchase by Priddy was his personal funds.

ComVest may be deemed to be the beneficial owner of an aggregate of 4,729,442 shares of Common Stock, representing approximately 39% of the issued and outstanding shares of Common Stock of the Issuer. These holdings consist of (i) 4,172,281 shares of Common Stock and (ii) the right to acquire 557,161 shares of Common Stock upon exercise of the Warrant. ComVest Management, as the general partner of ComVest, may be deemed to beneficially own the 4,729,442 shares of Common Stock, representing approximately 39% of the issued and outstanding shares of Common Stock of the Issuer, beneficially owned by ComVest. Falk may be deemed to be the beneficial owner of an aggregate of 4,729,442 shares of Common Stock, representing approximately 39% of the issued and outstanding shares of Common Stock of the Issuer since Falk may be deemed to beneficially own the 4,729,442 shares of Common Stock beneficially owned by ComVest. In his capacity as Chairman and controlling equity owner of CAMC, which is the owner of all the interests in ComVest Management (the general partner of ComVest), Mr. Falk may be deemed to share indirect voting and dispositive power with respect to such entity’s shares and may therefore be deemed to be the beneficial owner of such securities. RMC may be deemed to be the beneficial owner of an aggregate of 1,487,246 shares of Common Stock, representing approximately 12.7% of the issued and outstanding shares of Common Stock of the Issuer. These holdings consist of (i) 1,312,038 shares of Common Stock and (ii) the right to acquire 175,208 shares of Common Stock upon exercise of the Warrant. Priddy may be deemed to be the beneficial owner of an aggregate of 2,974,492 shares of Common Stock, representing approximately 25% of the issued and outstanding shares of Common Stock of the Issuer. In addition to the 1,487,246 shares beneficially owned by RMC, which Priddy beneficially owns, Priddy may be deemed to beneficially own an additional 1,487,246 shares of Common Stock, consisting of (i) 1,312,038 shares of Common Stock and (ii) the right to acquire 175,208 shares of Common Stock upon exercise of the Warrant.

As part of the transaction, and in accordance with the terms of the ComVest Purchase Agreement, Harold S. Blue, President of Commonwealth Associates, LP (an affiliate of Comvest) has become Chairman of the Company’s Board of Directors, and Dr. Richard Corbin, a dentist in private practice and designee of Comvest, has become a Director, replacing James Bolin and Ken Maiman, Appaloosa’s representatives on the Company’s Board of Directors.

As a result of the foregoing, there has been a change in control of the Company in that the Reporting Persons have acquired control of the Company from the Manager as a result of their acquisition the Securities.

Commonwealth Associates, LP, an affiliate of ComVest, has been retained by the Company as a financial advisor to assist in its efforts to raise additional debt financing and explore strategic alternatives to enhance shareholder value.

The Company’s management is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the registrant.

Item 5. Other Events and Regulation FD Disclosure.

On May 28, 2002, Bio-Plexus, Inc. (the “Company”) issued a press release announcing that: (a) Comvest Ventures, an investment fund specializing in healthcare and technology companies (“Comvest”), purchased a majority interest in the Company from Appaloosa Capital Management (“Appaloosa”) on

May 24, 2002; (b) Harold S. Blue, President of Commonwealth Associates, LP (an affiliate of Comvest) has become Chairman of the Company’s Board of Directors, and Dr. Richard Corbin, a dentist in private practice and designee of Comvest, has become a Director, replacing James Bolin and Ken Maiman, Appaloosa’s representatives on the Company’s Board of Directors; and (c) Commonwealth Associates, LP, has been retained by the Company as a financial advisor to assist in its efforts to raise additional debt financing and explore strategic alternatives to enhance shareholder value. A copy of the press release is filed herewith as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description	Method of Filing

99.2	Stock Purchase Agreement, dated as of May 24, 2002, by and between Appaloosa Management L.P., on behalf of Appaloosa Investment Limited Partnership I and Palomino Fund Ltd, for which it acts as investment adviser, and ComVest Venture Partners, L.P.	Incorporated by reference to Exhibit 2 of Schedule 13D with respect to the Company filed by ComVest Venture Partners, L.P., ComVest Management, LLC,, RMC Capital, LLC, Michael S. Falk and Robert Priddy on June 3, 2002

99.3	Press Release dated May 28, 2002	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned , thereunto duly authorized.

BIO-PLEXUS, INC. (REGISTRANT)

	By:	/s/ JOHN S. METZ

John S. Metz President, Chief Executive Officer and Director

Dated: June 5, 2002